Exhibit 99.1

Company Contact:

Opexa Therapeutics, Inc.

Karthik Radhakrishnan

281.775.0600

kradhakrishnan@opexatherapeutics.com

Opexa Therapeutics, Inc. Announces Record Date

and Subscription Price for Rights Offering

THE WOODLANDS, Texas (February 25, 2015) – Opexa Therapeutics, Inc. (NASDAQ: OPXA), a company developing personalized immunotherapies for autoimmune disorders, including multiple sclerosis (MS) and neuromyelitis optica (NMO), today announced that it has set 5:00 p.m. Eastern Time on March 13, 2015 as the record date for its upcoming rights offering. Opexa intends to issue subscription rights to purchase units, composed of a share of Opexa common stock and a warrant to purchase an additional share of common stock, to holders of Opexa’s common stock and Series L warrants on the record date. The subscription rights will expire if they are not exercised by 5:00 p.m. Eastern Time on April 8, 2015. Opexa may, in its sole discretion, extend the rights offering for additional periods and may cancel the rights offering at any time or for any reason prior to the expiration date. Once made, all exercises of subscription rights are irrevocable.

Under the rights offering, Opexa will distribute one non-transferable subscription right for each share of common stock held on the record date. Opexa’s common stock will trade ex-rights on March 11, 2015. Each right will entitle the holder to purchase one unit, composed of one share of common stock and a warrant to purchase common stock at the subscription price of $0.70 per unit. The three-year warrant will entitle the holder to purchase one share of common stock at an exercise price of (i) $0.50 per share from the date of issuance through June 30, 2016, and (ii) $1.50 per share from July 1, 2016 through the warrant expiration date. Opexa has applied to list the warrants on NASDAQ, although there is no assurance that a sufficient number of subscription rights will be exercised so that the warrants will meet the minimum listing criteria to be accepted for listing on NASDAQ. The warrants will be redeemable if Opexa’s common stock closes above $2.50 per share for 10 consecutive trading days.

Opexa will also distribute the non-transferable subscription rights to holders of its Series L warrants who are entitled to participate in the rights offering pursuant to the terms of the warrants held by them. Each such Series L warrant holder will receive one subscription right for each share of common stock into which the Series L warrants are exercisable as of the record date.

Holders who fully exercise their basic subscription rights will be entitled, if available, to subscribe for an additional amount of units that are not purchased by other shareholders or holders of Series L warrants, on a pro rata basis and subject to ownership limitations.

Opexa plans to use the proceeds from the rights offering primarily to complete funding for the ongoing Phase IIb “Abili T” clinical study of Tcelna in patients with secondary progressive multiple sclerosis (SPMS) through completion and data release, expected in the second half of 2016.

In addition, Opexa plans to continue preclinical and manufacturing activities for OPX-212 in development for patients with neuromyelitis optica (NMO), and if such activities are successful, to file an investigational new drug application with the U.S. Food and Drug Administration to initiate a Phase 1/2 proof-of-concept study. The financing will also provide for other general corporate purposes (including working capital, research and development, business development and operational purposes).

As soon as practicable following the record date, Opexa intends to mail to shareholders of record and Series L warrant holders on the record date a prospectus and related documents for use in exercising subscription rights. Opexa has engaged Maxim Group LLC as lead dealer-manager and National Securities Corporation as co-dealer-manager for the rights offering. Questions about the rights offering or requests for copies of the prospectus, when available, may be directed to Advantage Proxy, Inc., the Company’s information agent for the rights offering, by calling (877) 870-8565 (toll-free) or emailing ksmith@advantageproxy.com; or Maxim Group LLC 405 Lexington Avenue, New York, NY 10174, Attention Syndicate Department, email syndicate@maximgrp.com or telephone (212) 895-3745; or National Securities Corporation, 410 Park Avenue, 14th Floor, New York, NY 10022, Attention Syndicate Department, email kaddarich@nationalsecurities.com or telephone (212) 417-8164.

The rights offering will be made only by means of a prospectus filed with the Securities and Exchange Commission as part of the registration statement relating to the rights offering, which registration statement was declared effective on February 25, 2015. This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Opexa

Opexa is a biopharmaceutical company developing a personalized immunotherapy with the potential to treat major illnesses, including multiple sclerosis (MS) as well as other autoimmune diseases such as neuromyelitis optica (NMO). These therapies are based on Opexa’s proprietary T-cell technology. The Company’s leading therapy candidate, Tcelna®, is a personalized T-cell immunotherapy that is in a Phase IIb clinical development program (the Abili-T trial) for the treatment of Secondary Progressive MS. Tcelna is derived from T-cells isolated from the patient’s peripheral blood, expanded ex vivo, and reintroduced into the patients via subcutaneous injections. This process triggers a potent immune response against specific subsets of autoreactive T-cells known to attack myelin. .

For more information, visit the Opexa Therapeutics website at www.opexatherapeutics.com.

Cautionary Statement Relating to Forward - Looking Information for the Purpose of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements contained in this release, other than statements of historical fact, constitute “forward-looking statements.” The words “expects,” “believes,” “potential,” “possibly,” “estimates,” “may,” “could” and “intends,” as well as similar expressions, are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding plans and objectives for product development (including for Tcelna (imilecleucel T) and OPX-212), constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, without limitation, risks associated with the following: market conditions; our capital position; our ability to compete with larger, better financed pharmaceutical and biotechnology companies; new approaches to the treatment of our targeted diseases such as MS and NMO; our expectation of incurring continued losses; our uncertainty of developing a marketable product; our ability to raise additional capital to continue our development programs (including to undertake and complete any ongoing or further clinical studies for Tcelna, to complete preclinical development activities and potentially file an IND for OPX-212, and potentially to conduct a Phase 1/2 proof-of-concept study for OPX-212 in NMO); our ability to maintain compliance with NASDAQ listing standards; the success of our clinical trials (including the Phase IIb trial for Tcelna in secondary progressive MS which, depending upon results, may determine whether Ares Trading SA (Merck), a wholly owned subsidiary of Merck Serono S.A., elects to exercise its option (Option) to acquire an exclusive, worldwide (excluding Japan) license of our Tcelna program for the treatment of MS); the success of our development programs (including the preclinical development activities with respect to OPX-212); whether Merck exercises its Option and, if so, whether we receive any development or commercialization milestone payments or royalties from Merck pursuant to the Option; our dependence (if Merck exercises its Option) on the resources and abilities of Merck for the further development of Tcelna; the efficacy of Tcelna for any particular indication, such as for Relapsing Remitting MS or Secondary Progressive MS; our ability to develop and commercialize products; our ability to obtain required regulatory approvals; our compliance with all FDA regulations; our ability to obtain, maintain and protect intellectual property rights (including for Tcelna and future pipeline candidates such as OPX-212); the risk of litigation regarding our intellectual property rights or the rights of third parties; our limited manufacturing capabilities; our dependence on third-party suppliers and manufacturers; our ability to hire and retain skilled personnel; our volatile stock price; and other risks detailed in our filings with the SEC. These forward-looking statements speak only as of the date made. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our registration statement on Form S-1 for the rights offering that has been declared effective by the SEC, as well as our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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